UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2008

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On December 8, 2008, the board of directors of Clayton Williams Energy, Inc. (the “Company”) appointed Ted Gray, Jr. as a director of the Company to fill a vacancy on the board of directors.  Mr. Gray was appointed as a member of the Audit, Compensation and Nominating and Governance Committees of the board.  Mr. Gray will serve as a director until the term of his directorship expires at the 2009 annual meeting of stockholders or until his successor is duly elected and qualified.

The board of directors of the Company has determined that Mr. Gray satisfies the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”).  Following Mr. Gray’s election, the Company has seven directors, four of whom the board of directors of the Company has determined to be independent.  As a result, the Company has regained compliance with Nasdaq Marketplace Rule 4350(c)(1) because the board of directors is comprised of a majority of independent directors as defined by Nasdaq Marketplace Rule 4200(a)(15).

Mr. Gray will be entitled to receive compensation as a non-employee director in accordance with the Company’s current policies.  Effective January 1, 2009, Mr. Gray will be entitled to receive an annual retainer fee of $25,000 plus a $7,500 fee for each meeting of the board of directors attended and a $1,000 fee for attending a committee meeting held on a day other than the same day of a board of directors meeting.  Compensation for non-employee directors is reviewed annually by the Compensation Committee of the board of directors.

Item 7.01                Regulation FD Disclosure

On December 9, 2008, the Company issued a press release announcing the election of Mr. Gray to the board of directors of the Company.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(d)         Exhibits

The following exhibit is provided as part of the information filed under Item 7.01 of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release Announcing Election of Ted Gray, Jr. to Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	December 10, 2008	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief
Operating Officer

Date:	December 10, 2008	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial
Officer

CLAYTON WILLIAMS ENERGY, INC.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Announcing Election of Ted Gray, Jr. to Board of Directors